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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 12, 2003



                       Commission file Number 333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                                                    94-3142033
     ----------------------------------------------------------------------
     (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                  Identification Number)

     2311 Green Rd., Ste B, Ann Arbor, Michigan                       48105
     ----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

                                (734) 913 -- 6600
                                -----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                ----------------
  (Former name, address, and former fiscal year, if changed since last report)





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Item 12.  Earnings Release.

On August 8, 2003 at 12:02 p.m. eastern standard time Prestolite Electric's press release announcing summarized financial results for the quarter and six month periods ended June 28, 2003 was issued. This press release was subsequently released to a select group of parties on the company's contact list for such releases. The press release was also issued directly to the worldwide employees of Prestolite Electric and posted to our website at http://www.prestolite.com/pgs_news/pr_03_0808.php.


(c)      Exhibits.

         12.1 Press Release of August 8, 2003 announcing summarized financial results for the quarter and six months ended June 28, 2003.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:    August 12, 2003                     By:    /s/ Kenneth C. Cornelius
                                                  ----------------------------
                                                      Kenneth C. Cornelius
                                                      Senior Vice President and
                                                      Chief Financial Officer
                                                      (principal financial and
                                                       accounting officer)



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                               8-K EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION

  EX-12.1 Press Release of August 8, 2003 announcing summarized financial results for the quarter and six months ended June 28, 2003.